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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 January 8, 2002




                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                    0-19612                    04-2834797
(State of incorporation      (Commission File Number)       (I.R.S. Employer
   or organization)                                        Identification No.)




                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)



       Registrant's telephone number, including area code: (212) 645-1405



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Item 5.   Other Events


     ImClone Systems Incorporated (the "Company") has received an informal inquiry from the Securities and Exchange Commission and inquiries from the Justice Department and the Subcommittee on Oversight and Investigations of the Committee on Energy and Commerce of the United States House of Representatives. The Company intends to cooperate in all of these matters.







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Imclone Systems Incorporated


                                      By: /s/ John B. Landes
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                                         Name: John B. Landes
                                         Title: Senior Vice President, Legal and
                                                General Counsel


Date: January 25, 2002





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